Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 7/31/2008 to 8/31/2008

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address		Attorney's Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from July 31, 2008 to August 31, 2008

Opening Cash Balance -7/31/08	$1,094

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	1
Total Inflows	1
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	6	6
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent	1	1
Insurance
Utilities (Heat, Hydro, Phone, etc.)	1	1
Payroll (inlcuding tax payments & fees)	11	11
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	19	19

Net Cash Flows	(18)

Closing Cash Balance	$1,076

Amount of Cash Balance in Reserve for
Classes 8 -12

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from July 31, 2008 to August 31, 2008
Amounts in $000's

Accounts Receivable at Petition Date:	$ 75,200

Beginning of Month Balance* - Gross	$13,476	(per 7/31/08 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$13,476	(per 8/31/08 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.

AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from July 31, 2008 to August 31, 2008
Amounts in $000's

See attached System Generated A/P reports as of 8/31/2008(Attachments 2A and 2B).

Beginning of Period Balance	$ 56	(per 7/31/08 G/L)
PLUS: New Indebtedness Incurred	12
LESS: Amounts Paid on A/P& taxes	(8)

End of Month Balance	$ 60	(per 8/31/08 G/L)

The New Power Company Vendor Balance Detail As of August 31, 2008	Exhibit 2A

	Type	Date	Num	Amount	Balance
Arkadin, Inc.					0.00
	Bill	08/16/2008	Inv. 1080002 July	151.48	151.48
	Bill Pmt -Check	08/16/2008	21	-151.48	0.00
Total Arkadin, Inc.				0.00	0.00
AT&T					0.00
	Bill	08/16/2008	2033298412082 July	148.42	148.42
	Bill Pmt -Check	08/16/2008	22, 23	-148.42	0.00
Total AT&T				0.00	0.00
epiq Systems					0.00
	Bill	08/16/2008	178839 July	455.40	455.40
	Bill Pmt -Check	08/16/2008	24	-455.40	0.00
Total epiq Systems				0.00	0.00
Kaster Moving Co. Inc.					0.00
	Bill	08/16/2008	Inv. 32829-051 Augus	82.50	82.50
	Bill Pmt -Check	08/16/2008	25	-82.50	0.00
Total Kaster Moving Co. Inc.				0.00	0.00
King and Spalding					0.00
	Bill	08/16/2008	506190 May	315.00	315.00
	Bill Pmt -Check	08/16/2008	27	-315.00	0.00
Total King and Spalding				0.00	0.00
Postmaster					0.00
	Bill	08/16/2008	1 Year #17296	240.00	240.00
	Bill Pmt -Check	08/16/2008	201234	-240.00	0.00
Total Postmaster				0.00	0.00
Sidley Austin Brown & Wood					0.00
	Bill	08/16/2008	Inv. 28038615 June	986.00	986.00
	Bill	08/16/2008	july28043139	1,091.80	2,077.80
	Bill Pmt -Check	08/16/2008	26&28	-2,077.80	0.00
Total Sidley Austin Brown & Wood				0.00	0.00
TOTAL				0.00	0.00

The New Power Company Unpaid Vendor Detail As of August 31, 2008	Exhibit 2B

Name	Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	4,436.78
59,902.60

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from July 31, 2008 to August 31, 2008
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$-	(per 7/31/08 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$-	(per 8/31/08 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$-
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$-

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2008-8/31/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 91,194.71
Total Deposits	$ -	interest
Total Payments	$ 15,302.48	Includes transfer to Manual Checking of $10,457
Closing Balance	$ 75,892.23
Service Charges

Electronic Payments issued this Period			EP21
Last Payment issued this Period			EP 28
Total # of payments this Period			9

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2008-8/31/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 1,002,912.13
Total Deposits	$ 643.11	Interest Income
Total Payments	$ 3,931.74	Payroll Taxes
Closing Balance	$ 999,623.50
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	8/01/2008-8/31/2008

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$10,457.00	Transfer from Concentration
Total Payments	$10,457.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period		201234
Last Check issued this Period		201236
Voided Checks
Total # of checks issued this Period		3

The New Power Company 6/30/03
Check Detail
August 2008

Type	Num	Date	Name	Paid Amount

Electronic Payment	21	08/16/2008	Arkadin, Inc.	151.48
Electronic Payment	22, 23	08/16/2008	AT&T	148.42
Electronic Payment	24	08/16/2008	epiq Systems	455.40
Electronic Payment	25	08/16/2008	Kaster Moving Co. Inc.	82.50
Electronic Payment	27	08/16/2008	King and Spalding	315.00
Electronic Payment	26&28	08/16/2008	Sidley Austin Brown & Wood	2,077.80
Check	201234	08/16/2008	Postmaster	240.00
Paycheck	201235	08/16/2008	M. Patricia Foster	3,388.81
Paycheck	201236	08/31/2008	M. Patricia Foster	3,388.82

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from July 31, 2008 to August 31, 2008
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	4.4
Connecticut State Tax

Taxes Owed and Due

Payroll Tax Liability	4.4

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from July 31, 2008 to August 31, 2008
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

Attachment 7B
Payments made to insiders 8/01/08 - 8/31/08	(Supplemental)

Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$5,208.33	8/15/2008	Salary for pay period 8/01 -8/15
		$5,208.33	8/31/2008	Salary for pay period 8/16 -8/31

		$10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from July 31, 2008 to August 31, 2008

none